--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------





                                    Tax-Free
                                      Bond
                                      Fund



                                 ANNUAL REPORT




                                August 31, 1996

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                                Leo E. Linbeck*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee
                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer
                                   CUSTODIAN
                         Investors Bank & Trust Company
                                89 South Street
                          Boston, Massachusetts 02111
                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                 P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                                 LEGAL COUNSEL
                                 Hale and Dorr
                                60 State Street
                          Boston, Massachusetts 02109
                              INDEPENDENT AUDITORS
                               Ernst & Young llp
                              200 Clarendon Street
                        Boston, Massachusetts 02116-5072


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

[A 1 1/4" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

     So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and c onsolidated prospectuses. The prospectuses feature shorter, clearer language w ith a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

     We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

     We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY THOMAS C. GOGGINS, PROTFOLIO MANAGER

                                  John Hancock
                               Tax-Free Bond Fund

               Fears of inflation loom over bond market in 1996;
                        munis outperform U.S. Treasuries

Recently, the Fund's fiscal year end changed from December to August. What follows is a discussion of the Fund's performance for the 12 months ended August 31, 1996.

Municipals experienced their share of ups and downs over the past 12 months, although they ended up in relatively good form compared to their taxable bond counterparts. Generally speaking, nearly all bonds turned in impressive performances in the final four months of 1995, lifted by falling interest rates. Municipals, while performing well, lagged Treasuries as flat-tax proposals gained support among some of the leading Presidential candidates.

     In 1996, all bonds suffered a slide at the hand of increasing inflation worries. Fears that the economy was growing at a healthier-than-expected rate proved to be enough to ignite inflationary fears and warrant bond investors to send yields higher. Bondholders, of course, dislike inflation because it can eat away at the value of their holdings.

     Despite this year's pressure on bond prices, municipals performed well compared to Treasuries. As a result of worry over tax reform last year, municipals entered 1996 with cheap prices relative to Treasuries. As investors recognized the value in municipals early this year, munis began to outperform Treasuries. But that wasn't the only factor that supported municipals. By mid year, the total amount of municipal bonds issued had slowed dramatically, while the number of bonds maturing and being called -- or paid off early by their issuers --

--------------------------------------------------------------------------------
"Municipals experienced their share of ups and downs..."
--------------------------------------------------------------------------------

[A 2 1/4" x 3" photo of the Fund management team at bottom right. Caption reads:
"Thomas C. Goggins (seated) and Fund management team members Frank Lucibella and Dianne Sales-Singer".]

================================================================================
                    John Hancock Funds - Tax-Free Bond Fund


[Chart entitled "Top Five Bond Sectors" at top left hand column. The chart lists five sectors; Transportation 22%; Electric 18%; Health 17%; Pollution Control 15%; Industrial Revenue 10%. A footnote below states "As a percentage of net assets on August 31, 1996".]

--------------------------------------------------------------------------------
"   we adopted a more conservative stance..."
--------------------------------------------------------------------------------

had risen. Meanwhile, the demand for municipals has been on the rise as many institutional and individual investors have come back to the municipal market.

A look at performance
Despite the recent disappointing performance of bond markets, John Hancock Tax-Free Bond Fund turned in a solid performance for the year. For the 12 months ended August 31, 1996, the Fund's Class A and Class B shares posted total returns of 6.82% and 6.02%, respectively, at net asset value. That compared favorably to the average general municipal bond fund's 4.68% return, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is California securities followed by an up arrow and the phrase "Improving state economy". The second listing is Airline bonds followed by an up arrow and the phrase "Cost cutting, increased capacity = improved profits". The third listing is Long term bonds followed by a down arrow and the phrase "High interest rate sensitivity hurts returns in 1996." A footnote below states "See 'Schedule of Investments'. Investment holdings are subject to change."]

Strategy
There were several factors contributing to the Fund's better-than-average performance. First was duration, which measures how sensitive a bond's price -- and therefore, the Fund's share price -- is to changes in interest rates. The longer the duration, the more sensitive; the shorter, the less sensitive. In the fall of 1995, we felt that interest rates would decline, so we made the Fund more interest-rate sensitive by lengthening duration. As interest rates fell, the Fund's heightened interest rate sensitivity helped it to benefit from the bond market's rally.

     But we switched course in the early months of 1996, when the bond market reacted negatively to the news that the economy was strong. After that, the bond market became much more volatile than it had been last year. As a result of this volatility, we adopted a more conservative stance by shortening the Fund's duration. As interest rates rose, the Fund's lessened interest-rate sensitivity -- or shorter duration -- made it less susceptible to rising interest rates and declining bond prices.

Boosting income
To offset declining bond prices, we sought to provide the Fund with a higher and more stable level of income. To do that, we bought some higher-quality securities. That may sound contradictory, because in order to compensate investors for the fact that they carry higher credit risks, lower-quality bonds tend to offer much higher yields than higher-quality bonds. But because the demand for municipals was fairly strong over the past six months, credit spreads (or the difference in yields between low- and high-quality bonds) remained quite narrow, or small. Simply put, investors were getting rewarded with very little additional yield

================================================================================
                    John Hancock Funds - Tax-Free Bond Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended August 31, 1996." The chart is scaled in increments of 4%, with 8% at the top and 0% at the bottom. Within the chart are three solid bars. The first represents the 6.82% total return for John Hancock Tax-Free Bond Fund: Class A. The second represents the 6.02% total return for John Hancock Tax-Free Bond Fund: Class B. The third represents the 4.68% total return for the average general municipal bond fund. A footnote below states "Total returns for John Hancock Tax-Free Bond fund are at net asset value with all distributions reinvested. The average general municipal bond fund is tracked by Lipper Analytical Services (1). See following two pages for historical performance information."]

for buying more risky, lower-quality bonds. And because yields were rising during the period, we were able to sell some of our older, lower-rated bonds at a time when current yields on AAA-rated and insured bonds exceeded the yields offered by those older bonds. Essentially, the exchange between lower-quality and higher-quality bonds allowed us to increase the Fund's distribution yields and improve its overall credit quality. That type of opportunity is pretty rare.

     However, there were times when we found lower quality bonds that we felt offered enough additional yield over higher-quality bonds to warrant their added credit risk. Many of those opportunities were industrial development bonds that are issued by a municipality on behalf of a private entity, in many cases for the purposes of pollution control. We added to our existing holdings in Maury County (TN) Industrial Development Corporation, which were issued for pollution control programs at General Motors' Saturn plant. Some of the Fund's best performers were non-rated bonds issued on the behalf of airlines, including Dallas/Fort Worth International Airport Facility Improvement bonds -- issued for the construction of additional gates for American Airlines -- and Kenton County, Kentucky Airport Bonds issued to help expand Delta's terminal at that airport.

--------------------------------------------------------------------------------
The Fund found opportunities in industrial development bonds.
--------------------------------------------------------------------------------

What's ahead
We believe that the Federal Reserve Board will likely raise interest rates in the last quarter of this year. If that happens, higher interest rates this year should be enough to slow the economy's growth to a slow but steady pace by 1997. In that case, our view is that interest rates could fall once again.

     But until there are more definitive signs about the direction of the economy, inflation and interest rates, we intend to remain cautious by keeping the Fund's duration fairly short, but at the same time remaining flexible enough so that we can be responsive to changes in the economic outlook. From a fundamental standpoint, we see reasons to be optimistic. The supply of municipals continues to diminish while demand remains relatively healthy. And from a historical perspective, municipals still offer an attracti ve value relative to Treasuries.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

     This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

================================================================================
--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Tax-Free Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures included the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
For  the period ended June 30, 1996

                                                  ONE       FIVE      LIFE OF
                                                  YEAR      YEARS       FUND
                                                  ----      -----       ----
John Hancock Tax-Free Bond Fund: Class A          2.92%     42.09%(1)  59.92%
John Hancock Tax-Free Bond Fund: Class B          1.94%     31.01%(2)    N/A

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended June 30, 1996

                                                  ONE       FIVE      LIFE OF
                                                  YEAR      YEARS       FUND
                                                  ----      -----       ----
John Hancock Tax-Free Bond Fund: Class A(3)       2.92%      7.28%(1)   7.51%
John Hancock Tax-Free Bond Fund: Class B(3)       1.94%      6.19%(2)    N/A

--------------------------------------------------------------------------------
                                     YIELDS
--------------------------------------------------------------------------------
As of August 31, 1996

                                                                     SEC 30-DAY
                                                                        YIELD
                                                                        -----
John Hancock Tax-Free Bond Fund: Class A                                5.19%
John Hancock Tax-Free Bond Fund: Class B                                4.67%

                              Notes to Performance

(1)  Class A shares started on January 5, 1990.
(2)  Class B shares started on December 31, 1991.
(3) The Adviser has agreed to limit the Fund's expenses, including the management fee (but not including the 12b-1 fee), to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annualized total returns for the one-year and five-year periods and since inception for Class A shares would have been 2.80%, 7.09%, and 7.20%, respectively. The average annualized total returns for the one-year period and since inception for Class B shares would have been 1.82% and 6.02%, respectively.

A portion of the Fund's income may be subject to taxes. Some investors may be subject to the Alternative Minimum Tax. Capital gains are taxable.

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Tax-Free Bond Fund would be worth on August 31, 1996, assuming you invested on the day shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index N an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance.

[Line chart with the heading Tax-Free Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on January 5, 1990, before sales charge, and is equal to $16,957 as of August 31, 1996. The second line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $16,444 as of August 31, 1996. The third line represents the Tax-Free Bond Fund after sales charge and is equal to $16,197 as of August 31, 1996.]

[Line chart with the heading Tax-Free Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Lehman Brothers Municipal Bond Index and is equal to $13,668 as of August 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Tax-Free Bond Fund on December 31, 1991, and is equal to $13,454 as of August 31, 1996. The third line represents the value of the Tax-Free Bond Fund after sales charge and is equal to $13,254 as of August 31, 1996.]

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Statement of Assets and Liabilities
August 31, 1996
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Tax-exempt long-term bonds (cost - $632,920,605).............  $659,170,485
    Options (cost - $713,531)....................................        49,219
                                                                   ------------
                                                                    659,219,704
  Cash...........................................................       840,649
  Receivable for investments sold................................     3,045,000
  Receivable for shares sold.....................................     1,841,364
  Interest receivable............................................    11,562,956
  Receivable for variation margin................................       758,968
  Receivable from John Hancock Advisers, Inc. - Note B...........        61,901
  Miscellaneous assets...........................................        54,277
                                                                   ------------
                    Total Assets.................................   677,384,819
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased..............................    34,541,421
  Payable for shares repurchased.................................       198,336
  Dividend payable...............................................        97,087
  Payable to John Hancock Advisers, Inc. and affiliates - Note B.       421,767
  Accounts payable and accrued expenses..........................        85,748
                                                                   ------------
                    Total Liabilities............................    35,344,359
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in................................................   628,477,973
  Accumulated net realized loss on investments and financial futures contracts............................................ (  14,252,207)
  Net unrealized appreciation of investments and financial
    futures contracts............................................    27,743,852
  Undistributed net investment income............................        70,842
                                                                   ------------
                    Net Assets...................................  $642,040,460
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial  interest outstanding - unlimited number of shares authorized with $0.01 per share par value, respectively)
  Class A - $560,863,360 / 54,614,449............................  $      10.27
  =============================================================================
  Class B - $81,177,100 / 7,903,470..............................  $      10.27
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($10.27 x 104.71%)...................................  $      10.75
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.



The STATEMENT OF ASSETS AND LIABILITIES is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on August 31, 1996. You'll also find the net asset value and maximum offering price per share as of that date.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Statement of Operations
--------------------------------------------------------------------------------

                                                                      YEAR ENDED          PERIOD FROM
                                                                     DECEMBER 31,     JANUARY 1, 1996, TO
                                                                          1995         AUGUST 31, 1996(1)
                                                                          ----         ------------------
  Interest....................................................       $12,440,385          $18,149,462
                                                                     -----------          -----------
  Expenses:
    Investment management fee - Note B........................         1,048,120            1,489,530
    Distribution/service fee - Note B
      Class A.................................................           175,342              334,521
      Class B.................................................           663,054              469,507
    Transfer agent fee - Note B...............................           209,850              479,692
    Registration and filing fees..............................            63,679               60,982
    Custodian fee.............................................            48,214               84,894
    Auditing fee..............................................            47,989               39,855
    Printing..................................................            46,995               44,832
    Legal fees................................................            30,747               15,945
    Trustees' fees............................................            29,411               23,356
    Miscellaneous.............................................            26,802                  788
    Advisory board fee........................................            19,730               13,762
    Financial services fee - Note B...........................               ---               20,551
    Less Management Fee Reduction - Note B....................      (    208,207)        (    347,931)
                                                                     -----------           ----------
               Total Expenses.................................         2,201,726            2,730,284
               Less Expense Reduction by John Hancock
               Advisers, Inc. - Note B........................      (     24,419)                 ---
               --------------------------------------------------------------------------------------
               Net Expenses...................................         2,177,307            2,730,284
               --------------------------------------------------------------------------------------
               Net Investment Income..........................        10,263,078           15,419,178
               --------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and
Financial Futures Contracts
  Net realized loss on investments sold.......................      (  4,728,195)        (    720,310)
  Net realized gain (loss) on financial futures contracts.....      (  2,308,339)             871,018
  Change in net unrealized appreciation/depreciation of
    investments...............................................        31,679,568         (  3,846,360)
  Change in net unrealized appreciation/depreciation on
    financial futures contracts...............................      (    262,500)           1,672,250
                                                                     -----------           ----------
               Net Realized and Unrealized Gain (Loss) on
               Investments and Financial Futures Contracts....        24,380,534         (  2,023,402)
               --------------------------------------------------------------------------------------
               Net Increase in Net Assets Resulting from
               Operations.....................................       $34,643,612          $13,395,776
               ======================================================================================

(1) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.



The STATEMENT OF OPERATIONS summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                              PERIOD FROM
                                                                              YEAR ENDED DECEMBER 31,      JANUARY 1, 1996 TO
                                                                                1994            1995       AUGUST 31, 1996(1)
                                                                                ----            ----       ------------------
From Operations:
  Net investment income................................................    $ 11,284,980     $ 10,263,078      $ 15,419,178
  Net realized gain (loss) on investments sold and financial
    futures contracts..................................................   (   7,349,795)   (   7,036,534)          150,708
  Change in net unrealized appreciation/depreciation of investments and
    financial futures contracts........................................   (  25,666,689)      31,417,068     (   2,174,110)
                                                                           ------------     ------------      ------------
    Net Increase (Decrease) in Net Assets Resulting from Operations....   (  21,731,504)      34,643,612        13,395,776
                                                                           ------------     ------------      ------------
Distributions to Shareholders:
  Dividends from net investment income:
    Class A - ($0.5730, $0.5699 and $0.3940 per share, respectively)...   (   7,588,474)   (   6,647,931)    (  12,785,885)
    Class B - ($0.4973, $0.4927 and $0.3421 per share, respectively)...   (   3,611,510)   (   3,620,138)    (   2,575,862)
                                                                           ------------     ------------      ------------
      Total Distributions to Shareholders..............................   (  11,199,984)   (  10,268,069)    (  15,361,747)
                                                                           ------------     ------------      ------------
From Fund Share Transactions - Net*....................................      24,808,198    (  13,536,114)      448,385,360
                                                                           ------------     ------------      ------------
Net Assets:
  Beginning of period..................................................     192,904,932      184,781,642       195,621,071
                                                                           ------------     ------------      ------------
  End of period (including undistributed net investment income of
    $84,996, none and $57,431, respectively)...........................    $184,781,642     $195,621,071      $642,040,460
                                                                           ============     ============      ============

* Analysis of Fund Share Transactions:                             YEAR ENDED DECEMBER 31,                      PERIOD FROM
                                                                                                            JANUARY 1, 1996 TO
                                                               1994                      1995               AUGUST 31, 1996(1)
                                                       -------------------        ------------------        --------------------
CLASS A                                                SHARES       AMOUNT        SHARES      AMOUNT        SHARES        AMOUNT
                                                       ------       ------        ------      ------        ------        ------
  Shares sold.....................................    2,973,332   $31,232,536     990,678   $10,001,197    5,071,402   $ 52,156,414
  Shares issued in reorganization - Note D........          ---           ---         ---           ---   45,353,943    460,732,563
  Shares issued to shareholders in reinvestment
    of distributions..............................      430,837     4,303,072     365,927     3,709,354      891,259      9,157,732
                                                      ---------   -----------   ---------   -----------   ----------   ------------
                                                      3,404,169    35,535,608   1,356,605    13,710,551   51,316,604    522,046,709
  Less shares repurchased.........................   (3,655,146) ( 36,242,204) (2,422,945) ( 24,445,738) ( 7,839,272) (  80,702,212)
                                                      ---------   -----------   ---------   -----------   ----------   ------------
  Net increase (decrease).........................   (  250,977) ($   706,596) (1,066,340) ($10,735,187)  43,477,332   $441,344,497
                                                      =========   ===========   =========   ===========   ==========   ============
CLASS B
  Shares sold.....................................    3,736,809   $39,155,237     722,057   $ 7,261,875      801,687   $  8,269,693
  Shares issued in reorganization - Note D........          ---           ---         ---           ---      903,108      9,174,769
  Shares issued to shareholders in reinvestment
    of distributions..............................      212,691     2,116,235     202,597     2,054,192      143,061      1,478,978
                                                      ---------   -----------   ---------   -----------   ----------   ------------
                                                      3,949,500    41,271,472     924,654     9,316,067    1,847,856     18,923,440
  Less shares repurchased.........................   (1,608,678) ( 15,756,678) (1,207,168) ( 12,116,994) ( 1,147,198) (  11,882,577)
                                                      ---------   -----------   ---------   -----------   ----------   ------------
  Net increase (decrease).........................    2,340,822   $25,514,794  (  282,514) ($ 2,800,927)     700,658   $  7,040,863
                                                      =========   ===========   =========   ===========   ==========   ============

(1) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.

The STATEMENT OF CHANGES IN NET ASSETS shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar values.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Financial Highlights
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                            YEAR ENDED DECEMBER 31,               JANUARY 1, 1996 TO
                                                                 1991      1992      1993      1994(1)    1995    AUGUST 31, 1996(8)
                                                                 ----      ----      ----      -------    ----    ------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period.......................   $  9.90   $ 10.24   $  10.47   $  10.96   $   9.39      $  10.67
                                                                -------   -------   --------   --------   --------      --------
  Net Investment Income......................................      0.69      0.67       0.62       0.58       0.57(2)       0.40
  Net Realized and Unrealized Gain (Loss) on Investments.....      0.72      0.42       0.93  (    1.58)      1.28     (    0.41)
                                                                -------   -------   --------   --------   --------      --------
    Total from Investment Operations.........................      1.41      1.09       1.55  (    1.00)      1.85     (    0.01)
                                                                -------   -------   --------   --------   --------      --------
  Less Distributions:
  Dividends from Net Investment Income.......................  (   0.68) (   0.68) (    0.62) (    0.57) (    0.57)    (    0.39)
  Distributions from Net Realized Gains on Investments Sold..  (   0.39) (   0.18) (    0.44)        --         --            --
                                                                -------   -------   --------   --------   --------      --------
    Total Distributions......................................  (   1.07) (   0.86) (    1.06) (    0.57) (    0.57)    (    0.39)
                                                                -------   -------   --------   --------   --------      --------
  Net Asset Value, End of Period.............................   $ 10.24   $ 10.47   $  10.96   $   9.39   $  10.67      $  10.27
                                                                =======   =======   ========   ========   ========      ========
  Total Investment Return at Net Asset Value (3).............    14.78%    10.97%     15.15%  (   9.28%)    20.20%     (   0.01%)(4)
  Total Adjusted Investment Return at Net Asset Value (3,5)..    14.40%    10.67%     14.98%  (   9.39%)    20.08%     (   0.09%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)..................   $73,393   $99,523   $136,521   $114,539   $118,797      $560,863
  Ratio of Expenses to Average Net Assets....................     0.60%     0.66%      0.78%      0.85%      0.85%         0.85%(7)
  Ratio of Adjusted Expenses to Average Net Assets (6).......     0.98%     0.96%      0.95%      0.96%      0.97%         0.98%(7)
  Ratio of Net Investment Income to Average Net Assets.......     6.86%     6.46%      5.57%      5.72%      5.67%         5.75%(7)
  Ratio of Adjusted Net Investment Income to Average
    Net Assets (6)...........................................     6.48%     6.16%      5.40%      5.61%      5.55%         5.62%(7)
  Portfolio Turnover Rate....................................      123%       79%       116%       107%       113%          116%(9)
  Fee Reduction Per Share....................................   $  0.04   $  0.03   $   0.02   $   0.01   $   0.01(2)   $   0.01(2)

The FINANCIAL HIGHLIGHTS summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                                     PERIOD FROM
                                                                                   YEAR ENDED DECEMBER 31,        JANUARY 1, 1996 TO
                                                                           1992        1993    1994(1)     1995   AUGUST 31, 1996(8)
                                                                           ----        ----    -------     ----   ------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period................................    $ 10.24     $ 10.47   $ 10.96   $  9.38      $ 10.67
                                                                          -------     -------   -------   -------      -------
  Net Investment Income...............................................       0.59(2)     0.54      0.50      0.50(2)      0.34
  Net Realized and Unrealized Gain (Loss) on Investments..............       0.42        0.93  (   1.58)     1.28     (   0.40)
                                                                          -------     -------   -------   -------      -------
    Total from Investment Operations..................................      1.01        1.47  (   1.08)     1.78     (   0.06)
                                                                          -------     -------   -------   -------      -------
  Less Distributions:
  Dividends from Net Investment Income................................   (   0.60)   (   0.54) (   0.50) (   0.49)    (   0.34)
  Distributions from Net Realized Gains on Investments Sold              (   0.18)   (   0.44)       --        --           --
                                                                          -------     -------   -------   -------      -------
    Total Distributions...............................................   (   0.78)   (   0.98) (   0.50) (   0.49)    (   0.34)
                                                                          -------     -------   -------   -------      -------
  Net Asset Value, End of Period......................................    $ 10.47     $ 10.96   $  9.38   $ 10.67      $ 10.27
                                                                          =======     =======   =======   =======      =======
  Total Investment Return at Net Asset Value (3)......................     10.15%      14.30%  ( 10.05%)   19.41%     (  0.51%)(4)
  Total Adjusted Investment Return at Net Asset Value (3,5)...........      9.85%      14.13%  ( 10.16%)   19.29%     (  0.59%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)...........................    $18,272     $56,384   $70,243   $76,824     $81,177
  Ratio of Expenses to Average Net Assets.............................      1.43%       1.53%     1.60%     1.60%       1.60%(7)
  Ratio of Adjusted Expenses to Average Net Assets (6)................      1.73%       1.70%     1.71%     1.72%       1.73%(7)
  Ratio of Net Investment Income to Average Net Assets................      5.57%       4.66%     4.97%     4.90%       4.91%(7)
  Ratio of Adjusted Net Investment Income to Average Net Assets (6)...      5.27%       4.49%     4.86%     4.78%       4.78%(7)
  Portfolio Turnover Rate.............................................        79%        116%      107%      113%        116%(9)
  Fee Reduction per Share.............................................    $  0.03(2)  $  0.02   $  0.01   $  0.01(2)  $  0.01(2)

(1) On December 22, 1994 John Hancock Advisers, Inc. became the investment adviser of the fund.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)  Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)  Unreimbursed, without fee reduction.
(7)  Annualized.
(8) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(9)  Portfolio turnover excludes merger activity.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Schedule of Investments
August 31, 1996
--------------------------------------------------------------------------------
The SCHEDULE OF INVESTMENTS is a complete list of all securities owned by Tax-Free Bond Fund on August 31, 1996. It has two main categories: Tax-Exempt Long-Term Bonds and options. The tax-exempt long-term bonds are broken down by state. Under each state is a list of the securities owned by the Fund.

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------
TAX-EXEMPT LONG-TERM BONDS
Alabama (0.85%)
  Mobile Industrial Development Board,
    Solid Waste Disp Rev Ref Mobile Energy Serv Co Proj 1995........    6.950%   01/01/20    BBB-      $5,250  $ 5,469,292   26.67%
                                                                                                               -----------
Alaska (0.16%)
  Alaska Housing Finance Corp,
    Ins Mtg Prog 1990 1st Ser.......................................    7.750    12/01/14    A+         1,000    1,008,010    7.69
                                                                                                               -----------
Arizona (3.23%)
  Arizona Health Facilities Auth,
    Hosp Sys Rev Ref Phoenix Memorial Hosp Proj.....................    8.200    06/01/21    BBB        2,150    2,304,112    7.65
  Maricopa County Pollution Control Corp,
    Poll Control Rev Ref Ser A Public Service Co Palo Verde Proj....    6.375    08/15/23    BB         8,550    8,293,158    6.57
  Salt River Proj Agricultural Improvement and Power District,
    Salt River Proj Elec Sys Rev Ref Ser 1993C......................    5.250    01/01/19    AA         3,000    2,755,950    5.71
  Scottsdale Industrial Development Auth,
    Hosp Rev Ref Ser 1997A Scottsdale Memorial Hosps*...............    6.000    09/01/12    AAA        4,000    3,957,360    6.06
  Hosp Rev Ref Ser 1997A Scottsdale Memorial Hosps*.................    6.125    09/01/17    AAA        3,520    3,453,226    6.24
                                                                                                               -----------
                                                                                                                20,763,806
                                                                                                               -----------
California (12.83%)
  California Statewide Community Development Auth,
    Rev Cert of Part Ref Ins'd Hlth Facil Eskaton Inc...............    5.875    05/01/20    A          4,000    3,825,000    6.14
  Central Valley Financing Auth,
    Cogeneration Proj Rev Carson Ice-Gen Proj Ser 1993..............    6.200    07/01/20    BBB-       5,000    4,914,000    6.31
  Encinitas Union School District,
    GO San Diego County Election of 1996 Ser 1996...................     Zero    08/01/15    AAA        1,250      400,300    6.11
  Fontana, County of,
    Spec Tax of Community Facil Dist No 90-3 Empire Center..........    8.400    04/01/15    B**          470      408,900    9.66
  Foothill/Eastern Transportation Corridor Agency,
    Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.....................     Zero    01/01/19    BBB-      36,600    8,113,122    6.86
  Toll Rd Rev Fixed Rate Cap Apprec Ser 1995A.......................     Zero    01/01/20    BBB-      10,000    2,067,400    6.86
    Toll Rd Rev Fixed Rate Current Int Ser 1995A....................    6.000    01/01/16    BBB-      21,500   20,782,545    6.21
  Long Beach Aquarium of the Pacific,
    Rev 1995 Ser A Aquarium of the Pacific Proj.....................    6.125    07/01/23    BBB        6,500    5,998,785    6.64
  Los Angeles, County of,
    Cert of Part Civic Center Heating & Refrigeration Plant Proj....    8.000    06/01/10    A          1,000    1,081,810    7.40


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

California (continued)
  Madera, County of,
    Cert of Part Valley Children's Hosp Proj........................    6.500%   03/15/15    AAA      $13,185  $14,334,732    5.98%
  Saddleback Valley United School District,
    Spec Tax Community Facil District No. 89-2 Ser A................    7.750    09/01/16    BBB**      2,000    2,121,560    7.31
  San Bernardino, County of,
    Cert of Part Ser 1994 Medical Center Fin Proj...................    5.500    08/01/17    A-         9,130    8,406,082    5.97
    Cert of Part Ser 1994 Medical Center Fin Proj...................    5.500    08/01/22    A-         2,500    2,287,575    6.01
  San Joaquin Hills Transportation Corridor Agency,
    Toll Rd Rev Jr Lien Cap Apprec..................................     Zero    01/01/10    BBB**      6,250    2,341,188    8.75
    Toll Rd Rev Sr Lien Cap Apprec..................................     Zero    01/01/19    BBB**      5,510    1,237,326    6.80
    Toll Rd Rev Sr Lien Cap Apprec..................................     Zero    01/01/17    BBB**      4,900    1,262,779    6.78
    Toll Rd Rev Sr Lien Cap Apprec..................................     Zero    01/01/20    BBB**      2,000      419,120    7.00
  San Jose Financing Auth,
    Rev Ser B Community Facil Proj..................................    5.625    11/15/18    A+         2,500    2,362,125    5.95
                                                                                                               -----------
                                                                                                                82,364,349
                                                                                                               -----------
Colorado (3.21%)
  Arapahoe County Capital Improvement Trust Fund,
    Highway Rev Current Ser E-470...................................    6.950    08/31/20    Baa**      9,000    9,410,310    6.65
  Denver, City and County of,
    Airport Sys Rev Ser 1992A Preref................................    7.250    11/15/25    AAA        1,980    2,252,171    6.37
    Airport Sys Rev Ser 1992A Unref Bal.............................    7.250    11/15/25    BBB        5,020    5,567,481    6.54
    Airport Sys Rev Ser 1994A.......................................    7.500    11/15/23    BBB        3,100    3,380,767    6.88
                                                                                                               -----------
                                                                                                                20,610,729
                                                                                                               -----------
Delaware (0.76%)
  Delaware State Economic Development Auth,
    Rev Ref Poll Control Ser B Delmarva Pwr Proj....................    6.750    05/01/19    AAA        4,500    4,896,270    6.20
                                                                                                               -----------
Florida (4.09%)
  Broward, County of,
    Resource Recovery Rev Ser 1984 Ses Broward Co. L.P. South Proj..    7.950    12/01/08    A          4,445    4,894,790    7.22
  Florida, State of,
    Sunshine Skyway Rev Ser of 1984.................................   10.250    06/01/10    AAA        1,250    1,332,625    9.61
  Hernando County Industrial Development Auth,
    Rev Ref 2nd Fla Crushed Stone Co................................    8.500    12/01/14    BBB-**     1,000    1,089,880    7.80
  Hillsborough County Aviation Auth,
    Rev Ser B Tampa International Airport...........................    6.000    10/01/17    AAA        5,880    6,057,929    5.82
  Hillsborough, County of,
    Ref Util Rev Ser 1991A..........................................    7.000    08/01/14    BBB+       1,245    1,332,387    6.54
  Jacksonville Electric Auth,
    Elec Sys Rev Ser 3-A............................................    5.250    10/01/28    AA         9,000    8,113,860    5.82
  Nassau, County of,
    Poll Control Rev Ref ITT Rayonier Inc Proj......................    6.200    07/01/15    BBB        1,000      983,220    6.31
  Orlando Utilities Commission,
    Wtr & Elec Sub Rev Ser 1989D....................................    6.750    10/01/17    AA-        2,200    2,481,226    5.98
                                                                                                               -----------
                                                                                                                26,285,917
                                                                                                               -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Georgia (3.73%)
  Georgia Municipal Electric Auth,
    Pwr Rev Ref Ser BB..............................................    5.700%   01/01/19    A        $ 1,000  $   963,260    5.92%
    Pwr Rev Ser C...................................................    5.700    01/01/19    AAA        5,000    4,925,100    5.79
    Pwr Rev Ser EE..................................................    7.250    01/01/24    AAA        2,000    2,404,420    6.03
    Pwr Rev Ser M...................................................    8.375    01/01/20    A          1,000    1,032,670    8.11
    Pwr Rev Ser Z...................................................    5.500    01/01/20    AAA        5,840    5,631,454    5.70
  Monroe County Development Auth,
    Poll Control Rev Ser A Oglethorpe Pwr Corp Scherer Proj.........    6.800    01/01/12    A+         1,000    1,103,790    6.16
  Municipal Electric Auth,
    Spec Oblig 5th Crossover Proj 1.................................    6.500    01/01/17    AAA        3,500    3,807,615    5.97
  Savannah Hospital Auth,
    Rev Ref & Imp Candler Hosp Proj.................................    7.000    01/01/23    BBB+       4,000    4,086,200    6.85
                                                                                                               -----------
                                                                                                                23,954,509
                                                                                                               -----------
Illinois (3.22%)
  Chicago, City of,
    Chicago-O'Hare Int'l Airport Gen Airport Rev 1990 Ser A.........    7.500    01/01/16    A+         2,000    2,186,340    6.86
    Chicago-O'Hare Int'l Airport Int'l Terminal Spec Rev Ser 1992...    6.750    01/01/12    AAA        3,000    3,180,870    6.37
    Chicago-O'Hare Int'l Airport Spec Facil Rev Ser 1990A American
      Airlines Proj.................................................    7.875    11/01/25    BB+        3,000    3,210,780    7.36
    Skyway Toll Bridge Rev Ref Ser 1994.............................    6.750    01/01/17    BBB-       2,000    2,037,160    6.63
  Illinois Development Finance Auth,
    Poll Control Rev Ref Commonwealth Edison Co Proj................    5.850    01/15/14    BBB        3,000    2,799,930    6.27
    Rev Ref Ser A Columbus Cuneo Cabrini Proj.......................    8.500    02/01/15    BBB+       2,150    2,438,487    7.49
  Illinois Health Facilities Auth,
    Rev Ref Friendship Vlg Schamburg................................    6.750    12/01/08    A-**       1,640    1,682,230    6.58
    Rev Ref Ser 1992 Mercy Hosp & Medical Center Proj...............    7.000    01/01/07    A-         1,500    1,585,065    6.62
  Metropolitan Pier and Exposition Auth,
    Hosp Facil Rev Ser 1996A McCormick Place Convention Complex.....    7.000    07/01/26    BBB-         500      534,215    6.55
  Robbins, County of,
    Res Recovery Rev Ser A Robbins Res Recovery Partners............    9.250    10/15/14    BB-**      1,000      997,500    9.27
                                                                                                               -----------
                                                                                                                20,652,577
                                                                                                               -----------
Indiana (0.31%)
  Wabash, County of,
    Solid Waste Disp Rev Jefferson Smurfit Corp Proj................    7.500    06/01/26    B**        2,000    2,012,220    7.45
                                                                                                               -----------
Kansas (0.35%)
  Johnson County Water District No. 1,
    Wtr Rev Ref Ser 1984............................................   10.500    12/01/08    AAA        2,000    2,261,440    9.29
                                                                                                               -----------
Kentucky (0.98%)
  Kenton County Airport Board,
    Rev Spec Facil Delta Airlines Proj Ser 1992A....................    6.750    02/01/02    BB         2,000    2,078,400    6.50
    Rev Spec Facil Delta Airlines Proj Ser 1992A....................    7.500    02/01/12    BB         2,000    2,128,360    7.05
    Rev Spec Facil Delta Airlines Proj Ser 1992A....................    7.125    02/01/21    BB         2,000    2,073,340    6.87
                                                                                                               -----------
                                                                                                                 6,280,100
                                                                                                               -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Louisiana (1.99%)
  Calcasieu Parish Industrial Development Board,
    Poll Control Rev Ref Ser 1992 Gulf States Util Co Proj..........    6.750%   10/01/12    BB+      $ 2,975  $ 2,982,348    6.73%
  Louisiana Public Facilities Auth,
    Rev Ser B Alton Ochsner Medical Funding Proj....................    6.500    05/15/22    AAA        3,405    3,596,531    6.15
  St. Charles, Parish of,
    Poll Control Rev Ser 1991 Louisiana Pwr & Light Co Proj.........    7.500    06/01/21    BBB        4,000    4,214,120    7.12
  West Feliciana, Parish of,
    Variable Rate Demand Poll Control Rev Ser 1985C Gulf States
      Util Co Proj..................................................    7.000    11/01/15    BB+        2,000    2,010,740    6.96
                                                                                                               -----------
                                                                                                                12,803,739
                                                                                                               -----------
Maryland (0.24%)
  Maryland State Energy Financing Administration,
    Solid Waste Disp Rev Ltd Oblig Recycling Hagerstown Proj........    9.000    10/15/16    BB**       1,900    1,546,923   11.05
                                                                                                               -----------
Massachusetts (5.65%)
  Massachusetts Bay Transportation Auth,
    Gen Trans Sys 1990 Ser B........................................    7.875    03/01/21    AAA        2,000    2,289,740    6.88
  Massachusetts Health and Educational Facilities Auth,
    Rev Brigham & Women's Hosp Iss Ser D............................    6.750    07/01/24    A+         2,450    2,543,198    6.50
    Rev Lowell Gen Hosp Iss Ser A...................................    8.400    06/01/11    A-**       1,100    1,193,423    7.74
    Rev New England Deaconess Hosp Iss Ser D........................    6.625    04/01/12    A          3,500    3,618,615    6.41
    Rev New England Deaconess Hosp Iss Ser D........................    6.875    04/01/22    A          7,960    8,319,792    6.58
    Rev New England Medical Center Hosp Iss Ser E...................    7.875    07/01/11    A-         1,950    2,105,181    7.29
    Rev Worcester Polytechnic Institute Ser E.......................    6.750    09/01/11    A+         2,000    2,154,160    6.27
  Massachusetts Housing Finance Agency,
    Residential Dev 1992 Ser A......................................    6.900    11/15/24    AAA        2,700    2,804,058    6.64
    Single Family Hsg Ser 8.........................................    7.700    06/01/17    A+         1,500    1,580,985    7.31
  Massachusetts Municipal Wholesale Electric Co,
    Pwr Supply Sys Rev 1992 Ser B A Pub Corp of the Commonwealth
      of Mass.......................................................    6.750    07/01/17    BBB+       4,405    4,591,904    6.48
  Massachusetts, Commonwealth of,
    GO Consol Ln of 1994 Ser B......................................    6.000    08/01/14    A+         2,000    2,029,740    5.91
  Plymouth, County of,
    Cert of Part Ser A Plymouth County Correctional Facil Proj......    7.000    04/01/22    A-         2,750    3,024,285    6.37
                                                                                                               -----------
                                                                                                                36,255,081
                                                                                                               -----------
Michigan (2.33%)
  Michigan State Hospital Finance Auth,
    Hosp Rev Ref Ser 1986A Detroit-Macomb Hosp Corp.................    7.300    06/01/01    BB+        1,500    1,503,375    7.28
    Hosp Rev Ref Ser 1990A Bay Medical Center Hosp Proj.............    8.250    07/01/12    Baa1**     2,250    2,399,557    7.74
    Hosp Rev Ref Ser 1995A Genesys Hlth Sys Oblig Group.............    8.100    10/01/13    BBB        4,250    4,665,863    7.38
  Wayne Charter County of,
    Spec Airport Facil Rev Ref Ser 1995 Northwest Airlines Inc......    6.750    12/01/15    BB+**      6,355    6,388,936    6.71
                                                                                                               -----------
                                                                                                                14,957,731
                                                                                                               -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Mississippi (1.80%)
  Claiborne, County of,
    Poll Control Rev Ref Sys Energy Resources Inc...................    7.300%   05/01/25    BBB-     $ 4,000   $ 4,119,120   7.09%
  Mississippi Home Corp,
    Single Family Sr Rev Ref Ser 1990A..............................    9.250    03/01/12    AAA          115       123,635   8.60
  Mississippi Hospital Equipment and Facilities Auth,
    Rev Ser A Rush Memorial Foundation Proj.........................    8.750    01/01/16    Baa**      2,000     2,178,140   8.03
  Washington, County of,
    Poll Control Rev Ref Mississippi Pwr & Light Co Proj............    7.000    04/01/22    Baa3**     5,000     5,152,550   6.79
                                                                                                               -----------
                                                                                                                11,573,445
                                                                                                               -----------
Nebraska (0.20%)
  Omaha Public Power District,
    Elec Sys Rev 1992 Ser B.........................................    6.200    02/01/17    AA         1,200     1,279,296   5.82
                                                                                                               -----------
Nevada (1.98%)
  Clark, County of,
    Ind'l Development Rev Ser A Southwest Gas Corp Proj.............    6.500    12/01/33    BBB-      10,000     9,687,300   6.71
  Las Vegas, City of,
    Spec Imp District No. 707 Summerlin Area Local Imp Ser
      07-01-96......................................................    7.100    06/01/16    BB+**      3,000     3,009,270   7.08
                                                                                                               -----------
                                                                                                                12,696,570
                                                                                                               -----------
New Hampshire (0.24%)
  New Hampshire Business Finance Auth,
    Poll Control & Solid Waste Ref Crown Paper Co Proj..............    7.750    01/01/22    BB-        1,500     1,510,845   7.69
                                                                                                                -----------
New Jersey (2.89%)
  Camden County Improvement Auth,
    Lease Rev Ser A Holt Hauling & Warehousing Proj.................    9.875    01/01/21    BB+**      1,100     1,099,912   9.88
  Jersey, City of
    GO Ref Wtr Ser A*...............................................    5.375    10/01/11    AAA        1,500     1,458,405   5.50
    GO Ref Wtr Ser A*...............................................    5.375    10/01/12    AAA        1,475     1,418,861   5.55
    GO Ref Wtr Ser A*...............................................    5.375    10/01/13    AAA        1,000       962,640   5.60
  New Jersey Economic Development Auth,
    1st Mtg Rev Ser A Winchester Gardens............................    8.500    11/01/16    BB+**      3,630     3,616,460   8.53
    Rev Poll Control General Motors Corp Proj.......................    5.350    04/01/09    A-         1,500     1,452,555   5.52
    Rev Ref Ind'l Development Newark Airport Marriott Hotel Proj....    7.000    10/01/14    BB**       4,000     3,987,880   7.02
    Rev Ref Ser J Holt Hauling Proj.................................    8.500    11/01/23    BBB**      2,500     2,502,175   8.49
  New Jersey Turnpike Auth,
    Turnpike Rev Ser 1984...........................................   10.375    01/01/03    AAA        1,740     2,074,967   8.70
                                                                                                                -----------
                                                                                                                 18,573,855
                                                                                                                -----------
New York (11.27%)
  Islip Community Development Agency,
    Dev Rev NY Institute of Technology Proj.........................    7.500    03/01/26    BB-**       2,500    2,504,950   7.49
  Metropolitan Transportation Auth,
    Transit Facil 1987 Serv Contract Ser 1..........................    8.500    07/01/17    AAA         1,000    1,057,500   8.04
  New York City Industrial Development Agency,
    Solid Waste Disposal Rev 1995 Visy Paper NY Inc Proj............    7.950    01/01/28    BB**        3,250    3,400,800   7.60


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

New York (continued)
  New York Local Government Assistance Corp,
    Ser 1992 A Pub Benefit Corp.....................................    6.875%   04/01/19    A         $ 8,700  $ 9,528,762   6.28%
  New York State Dormitory Auth,
    City Univ Ref Iss 1988B.........................................    8.125    07/01/08    BBB         1,000    1,080,240   7.52
    Cornell Univ Rev Ser 1990A......................................    7.375    07/01/30    AA          1,000    1,107,680   6.66
    State Univ Ed Facil Rev Iss Ser 1990B...........................    7.500    05/15/11    BBB+          500      574,665   6.53
  New York State Energy Research and Development Auth,
    Elec Facil Rev Ser 1990 A Long Island Lighting Co Proj..........    7.150    06/01/20    BB+         6,000    6,010,440   7.14
    Elec Facil Rev Ser 1991 A Consol Edison Co of NY Inc Proj.......    7.500    01/01/26    A+          2,000    2,149,200   6.98
  New York State Environmental Facilities Corp,
    State Wtr Poll Control Revolving Fund Rev Ser 1990 A............    7.500    06/15/12    A           3,770    4,153,296   6.81
  New York State Housing Finance Agency,
    State Univ Construction Ref 1986 Ser A..........................    8.000    05/01/11    AAA         2,000    2,452,920   6.52
  New York State Medical Care Facilities Finance Agency,
    Mental Hlth Serv Facil Imp Rev 1990 Ser B.......................    7.875    08/15/08    BBB+          500      557,915   7.06
    Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal.............    7.875    08/15/20    BBB+          460      513,457   7.06
    Mental Hlth Serv Facil Imp Rev 1991 Ser A Preref................    7.750    08/15/11    AAA         1,460    1,666,897   6.79
    Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal.............    7.750    08/15/11    BBB+          540      601,825   6.95
  New York State Mortgage Agency,
    Homeowner Mtg Rev Ser BB-2......................................    7.950    10/01/15     Aa**       1,135    1,184,225   7.62
  New York State Power Auth,
    Gen Purpose Ser V...............................................    7.875    01/01/13     AAA        2,400    2,564,040   7.37
    Gen Purpose Ser V...............................................    8.000    01/01/17     AA         1,850    1,978,168   7.48
  New York, City of,
    GO Fiscal 1991 Ser D............................................    8.000    08/01/04     A-**         250      277,532   7.21
    GO Fiscal 1991 Ser F............................................    8.200    11/15/03     A-**       1,250    1,404,750   7.30
    GO Fiscal 1992 Ser A............................................    7.750    08/15/12     A-**       2,000    2,205,760   7.03
    GO Fiscal 1992 Ser D............................................    7.700    02/01/09     BBB+       1,000    1,107,560   6.95
    GO Fiscal 1992 Ser H............................................    7.000    02/01/08     BBB+       2,000    2,135,020   6.56
    GO Fiscal 1995 Ser B............................................    7.000    08/15/16     BBB+       3,000    3,140,400   6.69
    GO Rev Ref Ad Valorem Property Tax Ser D........................    5.750    08/15/13     BBB+       3,170    2,927,749   6.23
  Port Auth of New York and New Jersey,
    Spec Proj Ser 4 KIAC Partners Proj..............................    6.750    10/01/19     BBB**     10,000    9,952,900   6.78
  Triborough Bridge and Tunnel Auth,
    Gen Purpose Rev Ser L...........................................    8.125    01/01/12     A+         1,750    1,867,740   7.61
    Gen Purpose Rev Ser R...........................................    7.375    01/01/16     AAA        1,600    1,763,088   6.69
    Spec Oblig Ref Ser 1991B........................................    6.875    01/01/15     A-         2,300    2,484,437   6.36
                                                                                                                -----------
                                                                                                                 72,353,916
                                                                                                                -----------
North Carolina (3.40%)
  North Carolina Eastern Municipal Power Agency,
    Pwr Sys Rev Ref Ser 1991A.......................................    5.750    01/01/19     BBB+       4,000    3,719,680   6.18
    Pwr Sys Rev Ref Ser 1993B.......................................    6.000    01/01/22     BBB+       2,000    1,956,520   6.13
    Pwr Sys Rev Ref Ser 1993C.......................................    5.000    01/01/21     BBB+       5,000    4,201,300   5.95


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

North Carolina (continued)
  North Carolina Municipal Power Agency Number 1,
    Catawba Elec Rev Ser 1992.......................................    5.750%   01/01/15    AAA       $ 7,410  $ 7,229,122   5.89%
    Catawba Elec Rev Ser 1993.......................................    5.000    01/01/15    AAA         5,220    4,730,051   5.52
                                                                                                                -----------
                                                                                                                 21,836,673
                                                                                                                -----------
Ohio (3.79%)
  Cleveland Public Power System,
    Elec Sys Rev 1st Mtg Ser A......................................    7.000    11/15/24    AAA         6,200    6,952,184   6.24
  Franklin, County of,
    Hosp Facil Ref & Imp Rev Ser 1990B Riverside United Methodist
      Hosp Proj.....................................................    7.600    05/15/20    AAA         1,000    1,116,190   6.81
  Lorain, County of,
    Rev 1st Mtg Ser A Kendal At Oberlin Proj........................    8.625    02/01/22    BBB-**      3,865    4,175,862   7.98
  Ohio State Air Quality Development Auth,
    Rev Adj Ser B Columbus & South Proj.............................    6.250    12/01/20    Baa2**      4,500    4,472,775   6.29
    Rev Coll Ser A Cleveland Elec Illum Proj........................    7.000    09/01/09    BB          1,945    1,900,498   7.16
  Ohio State Water Development Auth,
    Poll Control Facil Rev Ref Ser 1995 Cleveland Elec Co Proj......    7.700    08/01/25    BB          2,800    2,836,204   7.60
  Ohio, State of,
    Solid Waste Rev Republic Engineered Steels Inc Proj.............    9.000    06/01/21    B**         1,500    1,542,135   8.75
  Student Loan Funding Corp,
    Sub Rev Ser B Cincinnati Ohio Student Loan......................    8.875    08/01/08    BBB-**      1,305    1,326,180   8.73
                                                                                                                -----------
                                                                                                                 24,322,028
                                                                                                                -----------
Oklahoma (0.63%)
  Oklahoma Turnpike Auth,
    Turnpike Sys 1st Sr Rev Ser 1989................................    7.875    01/01/21    A+          1,745    1,907,547   7.20
  Tulsa Municipal Airport Trust, Trustees of,
    Rev Ser 1988 American Airlines Inc..............................    7.375    12/01/20    BB+         2,000    2,103,840   7.01
                                                                                                                -----------
                                                                                                                  4,011,387
                                                                                                                -----------
Oregon (0.77%)
  Western Generation Agency,
    Rev 1994 Ser A Wauna Cogeneration Proj..........................    7.125    01/01/21    BB-**       4,800    4,911,648   6.96
                                                                                                                -----------
Pennsylvania (8.24%)
  Allegheny County Hospital Development Auth,
    Rev Hlth & Ed Rehab Institute of Pitt...........................    7.000    06/01/22    BBB         1,500    1,517,625   6.92
  Allegheny County Industrial Development Auth,
    Rev Ref Ser 1994A Environmental Imp USX Corp Proj...............    6.700    12/01/20    BB+        10,000   10,130,700   6.61
  Beaver County Industrial Development Auth,
    Coll Poll Control Rev Ref Ser 1995A Toledo Edison Co Beaver.....
      Valley Proj                                                       7.750    05/01/20    BB          2,200    2,245,254   7.59
  Delaware County Industrial Development Auth,
    Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj.......    7.375    04/01/21    BBB+        6,095    6,455,702   6.96
  Pennsylvania Convention Center Auth,
    Rev Ref Ser 1994A...............................................    6.700    09/01/14    BBB-        4,950    5,238,337   6.33
  Pennsylvania Economic Development Finance Auth,
    Resource Recovery Rev Ser 1994D Colver Proj.....................    7.125    12/01/15    BBB-        7,000    7,357,490   6.78


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Pennsylvania (continued)
  Pennsylvania State Turnpike Commission,
    Turnpike Rev Ser N..............................................    6.500%   12/01/13    AAA       $ 2,840  $ 2,959,422   6.24%
  Philadelphia Hospitals and Higher Education Facilities Auth,
    Hosp Rev 1991 Ser A Philadelphia Protestant Home Proj...........    8.625    07/01/21    BB**        2,700    2,783,187   8.37
    Hosp Rev 1992 Ser A Childrens Seashore House Proj...............    7.000    08/15/12    A-          1,250    1,310,425   6.68
  Philadelphia Industrial Development Auth,
    Commercial Development Rev Ser 1995 Philadelphia Airport
      Hotel Proj....................................................    7.750    12/01/17    B+**        3,250    3,409,217   7.39
  Philadelphia, City of,
    Wtr & Swr Rev 16th Ser..........................................    7.500    08/01/10    AAA         3,000    3,418,380   6.58
  Schuylkill County Industrial Development Auth,
    Res Recovery Rev Ref Schuylkill Energy Resource Inc.............    6.500    01/01/10    BBB-**      1,000      948,700   6.85
  Scranton-Lackawanna Health and Welfare Auth,
    Rev Ser A Allied Services Rehabilitation Hosp Proj..............    7.600    07/15/20    BBB-**      4,000    4,092,200   7.43
  York County Solid Waste and Refuse Auth,
    Adj Tender Ind'l Dev Rev Ser of 1985 Resource Recovery Proj.....    8.200    12/01/14    AA-         1,000    1,060,840   7.73
                                                                                                                -----------
                                                                                                                 52,927,479
                                                                                                                -----------
Puerto Rico (6.02%)
  Puerto Rico Aqueduct and Sewer Auth,
    Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
      Puerto Rico...................................................    8.220#   07/01/11    AA          5,500    5,960,625   7.58
    Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
      Puerto Rico...................................................    6.000    07/01/11    AA            200      208,378   5.76
  Puerto Rico Highway and Transportation Auth,
    Highway Rev Ser Y Res Int Tax-Exempt Sec Rec' ts Ser
      PA-114 (R)....................................................    7.811#   07/01/11    A          13,130   14,492,237   7.08
  Puerto Rico, Commonwealth of,
    GO Pub Imp Inverse Floater Ser 1992A............................    7.887#   07/01/08    AAA         2,700    2,818,125   7.56
    GO Pub Imp Inverse Rate Securities Ser 1996.....................    8.070#   07/01/11    AAA        14,000   15,172,500   7.45
                                                                                                                -----------
                                                                                                                 38,651,865
                                                                                                                -----------
South Carolina (2.17%)
  Florence, County of,
    Ind'l Dev Rev Stone Container Proj..............................    7.375    02/01/07    BB          5,000    5,086,000   7.25
  Piedmont Municipal Power Agency,
    Rev Ref South Carolina Elec Sys.................................    5.375    01/01/25    AAA         9,305    8,819,093   5.67
                                                                                                                -----------
                                                                                                                 13,905,093
                                                                                                                -----------
South Dakota (0.16%)
  South Dakota Health and Educational Facilities Auth,
    Rev Ser 1989 Sioux Valley Hosp Iss..............................    7.625    11/01/13    AA-           925    1,004,439   7.02
                                                                                                                -----------
Tennessee (2.09%)
  Maury County Industrial Development Board,
    Multi-Modal Interchangeable Rate Poll Control Ref Rev Saturn
      Corp Proj                                                         6.500    09/01/24    A-          9,000    9,271,350   6.31
  Memphis-Shelby County Airport Auth,
    Rev Ref Federal Express Corp....................................    6.750    09/01/12    BBB         4,000    4,149,120   6.51
                                                                                                                -----------
                                                                                                                 13,420,470
                                                                                                                -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Texas (6.59%)
  Austin, City of,
    Combined Util Sys Rev Ref Ser 1998*.............................    6.750%   11/15/10    AAA       $ 3,125  $ 3,277,906   6.44%
  Brazos River Auth,
    Coll Rev Ref Ser 1988B Houston Lighting & Pwr Co Proj...........    8.250    05/01/15    A           2,000    2,131,000   7.74
  Dallas-Fort Worth International Airport Facility Improvement,
    Rev American Airlines Inc.......................................    7.250    11/01/30    BB+        10,250   10,794,378   6.88
    Rev Delta Air Lines Inc.........................................    7.600    11/01/11    BB          3,000    3,200,220   7.12
  Ector County Hospital District,
    Hosp Rev 1992...................................................    7.300    04/15/12    A-          4,000    4,306,720   6.78
  El Paso International Airport Auth,
    Rev Ref Spec Facil Marriott Corp Proj...........................    7.750    03/01/12    B           1,410    1,373,509   7.96
  Harris County Health Facilities Development Corp,
    Hosp Rev Ser 1988A Saint Luke's Episcopal Hosp Proj.............    8.250    02/15/08    AAA         1,000    1,114,460   7.40
  Texas State Department of Housing and Community Affairs,
    Multi-Family Rev Hsng Sr Ser A Dallas-Fort Worth Proj...........    6.500    07/01/26    A           5,000    4,960,350   6.55
  Texas Turnpike Auth,
    Dallas North Thruway Rev Ref Ser 1996*..........................    5.000    01/01/10    AAA         7,000    6,496,560   5.39
    Dallas North Thruway Rev Ref Ser 1996*..........................    5.500    01/01/15    AAA         5,000    4,666,300   5.89
                                                                                                                -----------
                                                                                                                 42,321,403
                                                                                                                -----------
Utah (0.89%)
  Carbon, County of,
    Solid Waste Disp Rev Ref Ser A East Carbon Development Corp         9.000    07/01/12    BBB-**      1,000    1,044,450   8.62
  Intermountain Power Agency,
    Pwr Supply Rev Ref Ser B*.......................................    5.750    07/01/19    AAA         5,000    4,672,150   6.15
                                                                                                                -----------
                                                                                                                  5,716,600
                                                                                                                -----------
Virginia (0.72%)
  Pittsylvania County Industrial Development Auth,
    Rev Ser A Exempt Facil..........................................    7.550    01/01/19    BB**        4,500    4,638,240   7.32
                                                                                                                -----------
Washington (4.20%)
  Port of Walla Walla Public Corp,
    Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj........    9.125    01/01/26    BB-**       1,000   10,167,300   9.87
  Seattle, City of,
    Municipal Light & Pwr Rev 1994..................................    6.625    07/01/16    AA          3,600    3,797,784   6.28
  Washington Public Power Supply System,
    Nuclear Proj No. 1 Ref Rev Ser 1989A Unref Bal..................    7.500    07/01/15    AA          1,455    1,576,434   6.92
    Nuclear Proj No. 1 Ref Rev Ser 1989B............................    7.125    07/01/16    AA          1,500    1,680,915   6.36
    Nuclear Proj No. 1 Ref Rev Ser 1991A............................    6.875    07/01/17    AA          1,250    1,324,787   6.49
    Nuclear Proj No. 2 Ref Rev Ser 1990C............................    7.625    07/01/10    AAA         5,000    5,644,800   6.75
    Nuclear Proj No. 3 Ref Rev Ser 1989B............................    7.250    07/01/15    AAA         2,500    2,745,400   6.60
                                                                                                                -----------
                                                                                                                 26,937,420
                                                                                                                -----------


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund

                                                                                                     PAR VALUE                YIELD
                                                                       INTEREST  MATURITY    S&P       (000's      MARKET      AT
STATE, ISSUER, DESCRIPTION                                               RATE      DATE     RATING    OMITTED)     VALUE     MARKET+
--------------------------                                               ----      ----     ------    --------     -----     -------

Wisconsin (0.69%)
  Wisconsin Public Power Inc,
      Pwr Supply Sys Rev Ser 1990A..................................    7.400%   07/01/20    AAA       $ 4,000  $  4,455,120  6.64%
                                                                                                                ------------
                                                            TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                         (Cost $632,920,605)          (102.67%)  659,170,485
                                                                                                       -------  ------------


                                                                                           NUMBER
                                                                                             OF      EXPIRATION
                                                                                          CONTRACTS    DATE
                                                                                          ---------    ----
OPTIONS (0.01%)
U.S. Treasury Bond Option 114 USV6C......................................                   3,150     09-21-96        49,219
                                                                                                                ------------
                                                                               TOTAL OPTIONS
                                                                             (Cost $713,531)         (  0.01%)        49,219
                                                                                                      -------   ------------
                                                                           TOTAL INVESTMENTS         (102.68%)  $659,219,704
                                                                                                      =======   ============

NOTES TO SCHEDULE OF INVESTMENTS

(R) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. See Note A of the Notes to Financial Statements for valuation policy. Additional information on this restricted security is as follows:

                                                                                                         MARKET
                                                                                                       VALUE AS A
                                                                                                       PERCENTAGE
                                                                        ACQUISITION    ACQUISITION      OF FUND'S      MARKET
                                                                            DATE           COST        NET ASSETS       VALUE
                                                                            ----           ----        ----------       -----
Puerto Rico Highway and Transportation Auth, Highway Rev Ser Y
  Res Int Tax-Exempt Sec Rec' ts Ser PA-114 7.811%, 07-01-11........      04-02-96      14,928,022        2.26%      14,492,237

* These securities having an aggregate value of $30,363,408 or 4.73% of the Fund's net asset value, have been purchased as forward commitments - that is, the Fund has agreed on the trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with the current value at least equal to the amount of its forward commitment. Accordingly, the market values of $2,576,275 of Washington, County of, Poll Control Rev Ref Mississippi Pwr & Light Co Proj, 7.00%, 04-01-22, $1,609,776 of Wabash, County of, Solid Waste Disp Rev Jefferson Smurfit Corp Proj, 7.50%, 06-01-26, $13,807,440 of Madera, County of, Cert of Part Valley Children's Hosp Proj, 6.50%, 03-15-15, $4,167,080 of Mobile Industrial Development Board, Solid Waste Disp Rev Ref Mobile Energy Serv Co Proj 1995, 6.95%, 01-01-20, $5,189,982 of Delaware County Industrial Development Auth, Poll Control Rev Ref 1991 Ser A Philadelphia Elec Co Proj, 7.375%, 04-01-21, $3,812,488 of Cleveland Public Power System, Elec Sys Rev 1st Mtg Ser A, 7.00%, 11-15-24 and $3,575,425 of Savannah Hospital Auth, Rev Ref & Imp Candler Hosp Proj, 7.00%, 01-01-23 have been segregated to cover the forward committments.
** Credit Ratings are rated by Moody's Investors Services, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available. +The yield is not calculated with guidelines established by the U.S. Securities Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.
# Represents the rate in effect on August 31, 1996. The percentages shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


Portfolio Concentration
--------------------------------------------------------------------------------

The Tax-Free Bond Fund invests primarily in securities issued by the various states and their various political subdivisions. The performance of the Fund is closely tied to economic conditions within the applicable states and the financial condition of the states and their agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories.

The table below shows the percentages of the Fund's investments at August 31, 1996 assigned to the various sector categories.

                                                                               MARKET VALUE AS A PERCENTAGE OF
SECTOR DISTRIBUTION                                                                 THE FUND'S NET ASSETS:
-------------------                                                                 ----------------------
General Obligation........................................................                   6.24%
Revenue Bonds - Certificate of Participation..............................                   0.47
Revenue Bonds - Education.................................................                   1.42
Revenue Bonds - Electric Power............................................                  18.34
Revenue Bonds - Health....................................................                  16.50
Revenue Bonds - Housing...................................................                   3.41
Revenue Bonds - Industrial Development Bond...............................                  10.16
Revenue Bonds - Other.....................................................                   5.53
Revenue Bonds - Pollution Control Facilities..............................                  15.27
Revenue Bonds - Transportation............................................                  22.03
Revenue Bonds - Water & Sewer.............................................                   3.30
                                                                                           ------
                                          TOTAL TAX-EXEMPT LONG-TERM BONDS                 102.67%
                                                                                           ======



















                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


NOTE A -
ACCOUNTING POLICIES
John Hancock Tax-Free Bond Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to obtain as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital by investing primarily in municipal bonds, notes and commercial paper, the interest on which is exempt from federal income taxes.

     The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Int ernal Revenue Service. Shareholders of a class which bears distribution/service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

     On June 25, 1996 the Trustees voted to approve a change in the fiscal period end from December 31 to August 31. This change is effective August 31, 1996.

     Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $17,331,261 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows:
August 31, 2001 N $6,439,972 and August 31, 2002 N $10,891,289. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Of the capital loss carryovers expiring in 2001 and 2002, $160,956 and $5,735,656, respectively, were acquired on 5/3/96 in the merger with John Hancock Tax-Exempt Income Fund. Their availability may be limited in a given year.

DISTRIBUTIONS, DIVIDENDS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily

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                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at time of disposition.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", will be recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

     For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

     At August 31, 1996, open positions in financial futures contracts were as follows:

                                                             UNREALIZED
EXPIRATION        OPEN CONTRACTS           POSITION         APPRECIATION
----------        --------------           --------         ------------
SEP 1996       784 U.S Treasury Bonds        SHORT           $2,107,250
DEC 1996       266 U.S Treasury Bonds        SHORT               50,156
                                                             ----------
                                                             $2,157,406
                                                             ==========

     At August 31, 1996, the Fund has deposited in a segregated account $3,477,500 par value of Clark County, Nevada Industrial Development Revenue Bond, 6.50%, 12/01/33 to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the written option.

     The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

     The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the

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                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


actual exposure will be limited to the change in value of the contract over the period the contract remains open.

     Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

     At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

     There were no written option transactions for the period ended August 31, 1996.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent at an annual rate of 0.55% of the Fund's average daily net asset value.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

     The Adviser has agreed to limit Fund expenses, including the management fee (but not including the 12b-1 fee), to 0.85% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $347,931 for the period ended August 31, 1996.

     The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $364,353. Out of this amount, $39,275 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $120,280 was paid as sales commissions to unrelated broker-dealers and $204,798 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended August 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $205,259.

     In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. JH Funds has agreed to limit the distribution and service fees pursuant to Class A and Class B plans to 0.15% and 0.90% of the average daily net assets, respectively until December 23, 1996. Up to a maximum 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


a portion of the Fund's 12b-1 payments could occur under certain circumstances.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

     On September 10, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

     Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At August 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $878.

     The Fund has an independent advisory board composed of certain retired Directors who provide advice to the current Board of Directors in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C -
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended August 31, 1996, aggregated $225,233,231 and $235,023,838, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended August 31, 1996.

     The cost of investments owned at August 31, 1996 for federal income tax purposes was $633,754,426. Gross unrealized appreciation and depreciation of investments aggregated $30,951,753 and $5,486,475, respectively, resulting in net unrealized appreciation of $25,465,278.

NOTE D -
REORGANIZATION
On May 2, 1996, the shareholders of John Hancock Tax-Exempt Income Fund (JHTEIF) approved a plan of reorganization between JHTEIF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHTEIF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 45,353,943 Class A shares, and 903,108 Class B shares of the Fund for the net assets of JHTEIF, which amounted to $460,732,563 and $9,174,769 for Class A and B shares, respectively, including $14,942,866 of unrealized appreciation, after the close of business on May 3, 1996.

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                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Tax-Free Bond Fund


NOTE E -
RECLASSIFICATION OF ACCOUNTS
During the year ended August 31, 1996, the Fund has reclassified the accumulated net realized gain of $13,411 to undistributed net investment income. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of August 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

================================================================================

                    John Hancock Funds - Tax-Free Bond Fund


REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Tax-Free Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Tax-Free Bond Fund (the "Fund"), as of August 31, 1996, and the related statements of operations for the period from January 1, 1996 to August 31, 1996, and for the year ended December 31, 1995, the statement of changes in net assets for the period from January 1, 1996 to August 31, 1996 and for each of the two years in the period ended December 31, 1995, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Tax-Free Bond Fund at August 31, 1996, the results of its operations for the period from January 1, 1996 to August 31, 1996, and for the year ended December 31, 1995, the changes in its net assets for the period from January 1, 1996 to August 31, 1996 and for each of the two years in the period ended December 31, 1995, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
October 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)
For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended August 31, 1996.

     For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser. Income dividends are 99.9% tax-exempt. Approximately 19.3% of the 1996 income dividends are subject to the alternative minimum tax. None of the income was derived from U.S. Treasury obligations, or qualify for the corporate dividends received deductions. Shareholders will be mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

================================================================================
                             Additional Information

                    John Hancock Funds - Tax-Free Bond Fund


SHAREHOLDER MEETING
On June 26, 1996, a special meeting of John Hancock Tax-Free Bond Fund (the "Fund") was held.

     Shareholders approved an Amended and Restated Declaration of Trust for the Fund. The shareholder votes were 9,435,928 FOR, 312,033 AGAINST and 757,872 ABSTAINING.

     Next, the Class A shareholders approved an amendment to the Fund's Class A distribution plan to increase the maximum distribution fees for Class A shares from 0.15% to 0.25% annually of the Fund's average daily net assets attributable to Class A shares, effective December 23, 1996. The Class A shareholder votes tallied were 4,969,605 FOR, 995,108 AGAINST and 546,741 ABSTAINING.

     The shareholders elected the following trustees with the votes as indicated:

NAME OF TRUSTEE                         FOR         WITHHELD
---------------                         ---         --------
Edward J. Boudreau, Jr.......        11,999,128      307,890
James F. Carlin..............        11,999,128      307,890
William H. Cunningham........        11,999,128      307,890
Charles F. Fretz.............        11,999,128      307,890
Harold R. Hiser, Jr..........        11,999,128      307,890
Anne C. Hodsdon..............        11,991,247      315,771
Charles L. Ladner............        11,999,128      307,890
Leo E. Linbeck, Jr...........        11,999,128      307,890
Patricia P. McCarter.........        11,999,128      307,890
Steven R. Pruchansky.........        11,999,128      307,890
Richard S. Scipione..........        11,999,128      307,890
Norman H. Smith..............        11,991,247      315,771
John P. Toolan...............        11,999,128      307,890

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                                     NOTES

                    John Hancock Funds - Tax-Free Bond Fund

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--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock Tax-Free Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                              5200A 8/96
                                                                           10/96